Subcontract #:324556

SOW #: 1

Certain portions of this exhibit have been excluded because the information is both (i) not material and (ii) the type that the registrant customarily and actually treats as private or confidential. Omitted information has been noted in this document with a placeholder identified by the mark "[***]".

Schedule B-1 to Master Professional Services Agreement

between

General Dynamics Land Systems - Canada Corporation doing business as General
Dynamics Mission Systems - Canada ("GDMS-C")

and

KWESST Micro Systems Inc. ("Seller")

Statement of Work No. (1)

Subcontract #:324556

SOW #: 1

This Statement of Work contains confidential and proprietary information of GDMS-C and Seller.

1. General Terms

1.1 General

1.1.1 This Statement of Work ("SOW") sets forth the Services and Deliverables to be provided by the Seller to GDMS-C to enable development and integration of a prototype solution that successfully integrates an Android device with LCSS showing a representative Battle Management Application and a surrogate Specialist Application ("Project").

1.2 Objective

1.2.1 The objective of this Project is to develop an integrated demonstrator of Tactical Applications on an Android host. More specifically to:

1.2.1.1 Successfully integrate a representative Battle Management Application and a surrogate Specialist Application on the same Android device; and

1.2.1.2 Support a compelling demonstration of tactical information exchange:

1.2.1.2.1 between applications on the same Android device;

1.2.1.2.2 amongst a community of Android devices; and

1.2.1.2.3 with the mounted segment.

1.3 Project Execution/Overview

1.3.1 The Project will be organized to utilize agile methodology planning and reporting sequences. That is, for the expected duration of 6 months, the following cadence will be used:

1.3.1.1 Bi-weekly "sprint" cycle will be used for technical tasks;

1.3.1.2 Monthly progress reporting (financial, technical progress);

1.3.1.3 Quarterly planning efforts (used to assess progress, work remaining, and work plans);

1.3.1.4 End-of-quarter progress demonstrations;

1.3.1.5 Seller will participate in bi-weekly virtual meetings where Seller will report on status (progress, issues, and risks);

1.3.1.6 Meeting agendas, suitable times, and other details will be agreed between GDMS-C and Seller, but are expected to include:

1.3.1.6.1 Project Kickoff meeting;

1.3.1.6.2 Weekly or bi-weekly engineering meetings;

1.3.1.6.3 Monthly Programme status meetings; and

1.3.1.6.4 Following a loose agile cadence, quarterly planning session and end-of-quarter progress demonstration;

1.3.1.7 Participation in technical design reviews will be agreed between GDMS-C and Seller, but are expected to include:

1.3.1.7.1 High-level architecture review;

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SOW #: 1

1.3.1.7.2 API/ICD review for critical interfaces;

1.3.1.7.3 Demonstration plan and layout;

1.3.1.7.4 Demonstration readiness review.

1.3.2 Project Phases

1.3.2.1 The project will consist of the following major phases, intended to structure and execute the target tasks to complete the requested deliverables. The phases are:

Phase 1 - Architect the Solution

Phase 2 - Develop/Buy/Demonstrate Critical Elements of the Solution

1.4 Services

1.4.1 The following Services shall be provided by the Seller in support of the Project:

1.4.1.1 Phase 1: Define High Level Architecture - This phase is focused on identifying the elements of the solution, how they come together and the best path forward to realize and demonstrate the solution is fit for purpose. Key areas of investigation include:

1.4.1.1.1 Exploration/early de-risking of:

1.4.1.1.1.1 [***];

1.4.1.1.1.2 [***];

1.4.1.1.1.3 [***];

1.4.1.1.1.4 [***];

1.4.1.1.1.5 [***];

1.4.1.1.1.6 [***]; and

1.4.1.1.1.7 [***];

1.4.1.1.2 Requirement Elicitation:

1.4.1.1.2.1 What are the required services?

1.4.1.1.2.2 What applications (available or requiring development) provide these services?

1.4.1.1.2.3 What bearers are to be used, and what are their capabilities?

1.4.1.1.2.4 What are the operational scenarios that will inform the deployment and IERs?

1.4.1.1.2.5 [***]

1.4.2.3.1 Develop a strawman architecture

1.4.2.3.1.1 What are the elements?

1.4.2.3.1.2 What is the data model?

1.4.2.3.1.3 What is the over-the-air protocol?

1.4.2.3.1.4 Define demonstration layout and capabilities.

1.4.2.1 Phase 2: Procure and Integrate Initial Elements of the Solution - This phase is focused on identifying and sourcing elements that comprise the prototype solution. It expected to be 12 weeks in duration and will develop an end-of-PI demonstration suitable to be shown at the 2022 CANSEC trade-show (targeted for 1 June 2022). These elements may be procured or developed by GDMS-C or Seller. Key work elements include:

1.4.2.1.1 Research to identify:

Subcontract #:324556

SOW #: 1

1.4.2.1.1.1 [***];

1.4.2.1.1.2 [***];

1.4.2.1.1.3 [***];

1.4.2.1.1.4 [***]; and

1.4.2.1.1.5 [***]

1.4.2.1.2 Develop services and interfaces, as required.

1.4.2.1.3 Develop a demonstration capability that highlights discriminating features of the solution. This demonstrator is planned to be showcased at the 2022 CANSEC trade-show.

1.4 Acronyms

ACA - After Contract Award

API - Application Program Interface

DDS - Data Distribution Service

GPS - Global Positioning Service

GFE/GFI - Government Furnished Equipment/Government Furnished Information

ICD - Interface Control Document

OS - Operating System

PI - Program Increment

RTI - Real Time Innovations

TacCIS - Tactical Communication Information System

TNaaS - Tactical Networking as a Service

VMF - Variable Message Format

1.5 Deliverables

1.6.1 The following Deliverables shall be provided by the Seller in support of the Project:

Item #	Qty	Item Description	Notes	Part Number/SKU
1	3	Mount, PALS Armor, Tablet Series - Color - Tan		JG.MT.PALS.075
2	3	SLEEV, Tab Active 3 Case - Color - Tan		JG.SL.TAB.ACT3-QDD
7	3	Soldier Battery - Solopack	Solopack Battery	4-1311-0001
8	3	Battery Charger	Nerv-Centr Charger	4-1406-0001
11	3	Cable EUD to Mission Manager	Juggernaut USB-C to Might Mouse Plug	JG.CBL.QDK
14	3	Headset	INVISIO T7 Headset
15	3	Dual PTT	INVISIO V50 II
18		Load Carriage Items
19	3	Vest (Size L/XL) (Multi Cam)	TYR-PICO-MVW-MC	TYR-PICO-MVW-MC
20	3	Radio Pouch (Multi Cam)	TYR-CM0116-01C-MC	TYR-CM0116-01C-MC
21	3	Misc Cables Pouch (Multi Cam)	TYR-GP057-MC	TYR-GP057
22		Surveillance System
23	2	SPOTTER LRF PRO	LRF and Spotting Scope

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SOW #: 1

24	2	LRF Cable
25	2	NC BURD	Fast Acquisition Sight
26	2	Scout Scope Camera
27	4	USB to Hub Cable		808-053
28	2	TriPod	TACT 3-S Tripod

1.6.1.1 The Seller shall perform work and provide all service deliverables described in Subsection 1.4 as required and directed by GDMS-C.

1.6.1.2 The seller shall procure and provide the following pieces of equipment:

1.6.2 All deliverables will be provided to GDMS-C.

1.6.3 All deliverables, including outlines, interim, draft, final and updates will be provided to GDMS-C with schedules established during the program. Deliverables must be provided in English.

1.6.4 For standard documentation: Seller will use MS Word, MS Excel, MS PowerPoint, MS Visio, or other document types as may be agreed on by the GDMS-C.

1.6.5 GDMS-C will respond to Seller on deliverables for review or approval, with comment or an approval decision, within five (5) business days of receipt from the Seller.

1.6.6 Status meetings will be conducted bi-weekly with status meeting notes and actions recorded and distributed using applications outlined in Subsection 1.3.

1.7 Schedule

Number	Task reference	Description of the Deliverables	Quantity and Format	Due Date
1		Participation in kick-off, quarterly PI and bi-weekly sprint planning meetings, and periodic design reviews and project reviews.	Minutes, design artefacts, and documentation	As required
2	Phase 1	Procurement and delivery of the material/equipment deliverables identified in in Subsection 1.6.1.2	Proof of receipt of equipment to be retained at KWESST, or physical goods for equipment to be retained at GDMS-C facilities.	12 weeks after issuance of SOW.
3	Phase 2, PI1	Delivery of an end-of-PI demonstrator, suitable for inclusion at CANSEC, the definition of which is to be defined/agreed at the planning sessions for PI1 and PI2.	To be defined at PI planning sessions	24 weeks after issuance of SOW.

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SOW #: 1

1.8 Resources required from Seller

1.8.1 The following resources will be provided by the GDMS-C to the Seller:

1.8.1.1 An overview and review of existing mounted solution.

1.8.1.1.1 The existing solution is expected to provide candidate solution components; specific components to be reused are dependent on the architectural solution to be designed during Phase 1.

1.8.1.2 An overview and access to uncontrolled TacAR router components.

1.8.1.2.1 Due to GFE/GFI restrictions related to VMF, the integrated solution will use the non US-controlled version of its TacAR router, referred to as the International TacAR router

1.8.1.2.2 This is expected to be used as a test harness during the development/integration activities

1.8.1.3 Standard interface to send/receive messages

1.8.1.3.1 In conjunction with the Seller, an API will be defined that allows messages to be sent and received using the Message Delivery Service on the Android device

1.8.1.4 Message Delivery Service binary (i.e. TacAR) operating on Android device. This service will be based on the International TacAR router and will implement the agreed messaging API.

1.8.1.5 Radio interface software module

1.8.1.5.1 Message transmission and receiving will occur using the messaging API. The physical interface to/from the radio device is expected to be contained within the Message Delivery Service (or derivative software service) to be provided by GDMS-C.

1.8.1.6 Test harness operating on standard data terminal

1.8.1.6.1 Allows message exchange to be tested using standard Ethernet (or WiFi) interface

1.8.1.6.2 No CNR radios required

1.8.1.7 Normal development infrastructure (i.e. development PCs, compile machines, Android emulation devices) are expected to be provided by the GDMS-C for execution of their duties. Demonstration equipment and specialist test equipment will be provided by the Seller for usage on GDMS-C premises, or alternatively, for usage on Seller premises. Whenever feasible, the Seller requests that equipment needs be discussed during the quarterly planning efforts.

1.9 Contacts

	Name	Title/Roll	Phone	Email
Seller	Rick Bowes	Program Manager	******	******
Seller	Warren Downing	Technical Lead	******	******

Subcontract #:324556

SOW #: 1

GDMS-C	Tim Smith	Program Manager	******	******
GDMS-C	Jeff White	Technical Authority	******	******
GDMS-C	Kevin McMurray	Authorized Contracting Authority	******	******

1.10 Acceptance

1.10.1 Except as otherwise specifically provided below, criteria for acceptance of the Work, including without limitation the Deliverables, shall be as determined by the GDMS-C Program Manager. The Work, including the Deliverables shall be subject to review and approval by the GDMS-C Program Manager.

2. Commercial Terms

2.1 Period of Performance

2.1.1 The period of performance for Work shall commence December 2021 and complete May 2022 ("Period of Performance").

2.2 Seller's Contractor(s') Availability

2.2.1 Except as otherwise agreed with the GDMS-C Contracting Authority, there shall be no pre-set hours of work and the Seller's Contractors shall be available to perform the Work on any day of the week, Sunday through Saturday, in coordination with the Authorized Technical Representative.

2.2.2 Except as otherwise specifically agreed in writing with the GDMS-C Contracting Authority, the Seller's Contractors shall not be entitled to claim Overtime for the performance of Services.

2.2.3 Overtime is defined by the Ontario Labour Code as work in excess of forty-four (44) hours of work in a calendar week (Sunday through Saturday, inclusive), or on Statutory Holidays as defined therein.  Overtime shall be defined in accordance with the provisions of the applicable labour law in effect in the jurisdiction where Seller's Contractors are performing Services ("Overtime").

2.2.4 If Overtime is to be specifically permitted by GDMS-C in writing, the following shall apply:

2.2.5 "Full-Time Availability" means availability during the Period of Performance on a "Man-Day" basis, that is, eight (8) hours per day, Monday to Friday, within GDMS-C core business hours, subject to the provisions applicable to Overtime.  A Man-Day excludes Canadian statutory and GDMS-C company holidays, employee annual vacation, and sick days ("Excluded Days").

2.2.6 Overtime consideration shall not be given to the period of time, in excess of Full Time Availability and on Excluded Days, during which the Seller's Contractors provide Services.

2.3 GDMS-C Financial & In-Kind Contribution

2.3.1 The basis of payment for Work, including Deliverables, provided under this SOW is as follows:

The firm fixed price for Work, including Deliverables, is $297,875, is stated in Canadian dollars, is inclusive of all overheads, mark-ups and fees, and is valid for the Period of Performance ("Price"). GDMS-C's liability to Seller for Work, including Deliverables, provided under this Statement of Work, excluding Sales Taxes (defined in the Agreement), shall not exceed the Price and Seller shall not adopt any changes in the Work, including Deliverables, that would cause an increase in the Price unless otherwise authorized in writing by the GDMS-C Contracting Authority. The Price for this SOW shall be payable by GDMS-C to Seller upon execution of this SOW and corresponding receipt of a valid invoice from the Seller.

Subcontract #:324556

SOW #: 1

2.3.2 The value of GDMS-C's in-kind contribution, as labour under this SOW, is $[***].

2.3.3 The total Value of this SOW, as referenced in Section 23 (Offset Credits) in the Terms and Conditions of the Agreement is $[***]

2.4 Work Location

2.4.1 The KWESST development and initial integration activities will primarily occur at KWESST facilities. Final integration and demonstration activities will be completed at Seller's facilities: 155 Terence Matthews Crescent, Ottawa, Ontario, Canada, K2M 2A8.

2.5 Travel and Living

2.5.1 KWESST is not required to travel for this work.

2.5.2 All payments are subject to government audit.

2.6 Other Costs

2.6.1 Any other costs that may be required to be incurred by the Seller in order to perform Work shall be subject to prior written agreement between GDMS-C and the Seller.

2.7 Tracking and Reporting

2.7.1 Reporting shall be provided by Seller on a weekly basis recording all work performed in support of this SOW.

In witness whereof, the Parties have caused this SOW to be executed by their duly-authorized representatives to be effective as of the Period of Performance stated above.

For and on behalf of: General Dynamics Land Systems - Canada Corporation doing business as General Dynamics Mission Systems - Canada		For and on behalf of: KWESST Micro Systems Inc.
/s/ Kevin McMurray		/s/ Rick Bowes

I warrant that I have authority to bind the company.		I warrant that I have authority to bind the company.
Signed by:		Signed by:
Name:	Kevin McMurray	Name:	Rick Bowes
Title:	Subcontracts Commercial Officer	Title:	VP Operations